Contingencies - Summary of Ab Inbev's Material Tax Proceedings Related to Ambev and Its Subsidiaries (Detail) - Ambev [member] - Legal proceedings contingent liability [member] - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Disclosure of detailed information about material tax [line items]
Income tax and social contribution	$ 9,773	$ 9,600
Value-added and excise taxes	6,166	5,987
Other taxes	1,434	1,390
Material tax net	$ 17,373	$ 16,977